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                           VAN KAMPEN EQUITY TRUST II
                            ON BEHALF OF ITS SERIES,
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

                         SUPPLEMENT DATED JULY 23, 2002
      TO THE CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                           DATED SEPTEMBER 25, 2001,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

        (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

         PORTFOLIO MANAGEMENT. The Fund's portfolio is managed by the Global Core Team. The team is made up of established investment professionals. Current members of the Global Core Team include Kate Cornish-Bowden, Michael Allison, and Mark Laskin. Kate Cornish-Bowden has been involved in managing portfolios for Morgan Stanley Investment Management Limited (which is an affiliate of the Adviser) for ten years, Michael Allison for two years and Mark Laskin for two and a half years. The composition of the team may change without notice from time to time.

        (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES" is hereby amended by deleting Phillip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                     IA SPT 7/02
                                                                     185 285 385
                                                                        65207SPT